TCW Funds, Inc.

Supplement Dated November 1, 2012 to the

Prospectus Dated February 28, 2012,

As Amended May 31, 2012

Disclosure relating to the TCW Growth Fund, TCW Growth Equity Fund, TCW Small Cap

Growth Fund and TCW SMID Cap Growth Fund (the “Funds”)

Effective November 1, Chang Lee and Mike Olson have been added to the portfolio management teams of the Funds. Therefore, effective November 1, on pages 11, 14, 23 and 26, under the heading “Portfolio Managers,” the following is added:

Name	Experience with the Fund	Primary Title with Investment Advisor
Chang Lee	Served as portfolio manager since November 2012	Managing Director
Mike Olson	Served as portfolio manager since November 2012	Managing Director

In addition, effective November 1, beginning on page 78, under the heading “Management of the Fund—Portfolio Managers,” the following information for Chang Lee and Mike Olson is added to the sections relating to the Funds:

Chang Lee	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Mike Olson	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Effective January 1, 2013, Husam H. Nazer and R. Brendt Stallings will no longer serve as portfolio managers of the Funds and will be deleted from the tables referenced above.

Please retain this Supplement with your Prospectus for future reference.